                                                         SEMI-ANNUAL REPORT

                                                         JUNE 30, 2002

MORGAN STANLEY EASTERN EUROPE FUND, INC.

DIRECTORS AND OFFICERS
BARTON M. BIGGS              WILLIAM G. MORTON, JR.
CHAIRMAN OF THE              DIRECTOR
BOARD OF DIRECTORS
                             MICHAEL NUGENT
RONALD E. ROBISON            DIRECTOR
PRESIDENT AND DIRECTOR
                             FERGUS REID
JOHN D. BARRETT II           DIRECTOR
DIRECTOR
                             STEFANIE V. CHANG
THOMAS P. GERRITY            VICE PRESIDENT
DIRECTOR
                             LORRAINE TRUTEN
GERARD E. JONES              VICE PRESIDENT        [MORGAN STANLEY LOGO]
DIRECTOR
                             JAMES W. GARRETT
JOSEPH J. KEARNS             TREASURER
DIRECTOR
                             MARY E. MULLIN
VINCENT R. MCLEAN            SECRETARY
DIRECTOR
                             BELINDA A. BRADY      MORGAN STANLEY EASTERN EUROPE
C. OSCAR MORONG, JR.         ASSISTANT TREASURER   FUND, INC.
DIRECTOR

INVESTMENT ADVISER
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

ADMINISTRATOR
JPMORGAN CHASE BANK
73 TREMONT STREET
BOSTON, MASSACHUSETTS 02108

CUSTODIAN
JPMORGAN CHASE BANK
3 CHASE METROTECH CENTER
BROOKLYN, NEW YORK 11245

STOCKHOLDER SERVICING AGENT
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10030
(800) 278-4353

LEGAL COUNSEL
CLIFFORD CHANCE ROGERS & WELLS LLP
200 PARK AVENUE NEW
YORK, NEW YORK 10166

INDEPENDENT AUDITOR
ERNST & YOUNG LLP
200 CLARENDON STREET
BOSTON, MASSACHUSETTS 02116


FOR ADDITIONAL FUND INFORMATION, INCLUDING
THE FUND'S NET ASSET VALUE PER SHARE AND
INFORMATION REGARDING THE INVESTMENTS COMPRISING   MORGAN STANLEY
THE FUND'S PORTFOLIO, PLEASE CALL 1-800-221-6726   INVESTMENT MANAGEMENT INC.
OR VISIT OUR WEBSITE AT www.morganstanley.com/im.  INVESTMENT ADVISER

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        OVERVIEW

LETTER TO STOCKHOLDERS

For the six months ended June 30, 2002, the Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 13.10% compared to 11.05% for the Fund's benchmark (described on the Investment Summary page). On June 30, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $18.15, representing a 13.5% discount to the Fund's net asset value per share.

MARKET REVIEW

Stock selections within Hungary and Poland was the primary contributor to relative performance. Stock selection in Russia detracted from performance. On a country allocation basis, our overweight position in Hungary detracted from relative performance, while our underweight position in Poland contributed positively to returns. On a sector basis, stock selection in financials, energy, health care and information technology contributed positively to relative performance, while on a sector allocation basis, our underweight position in energy detracted from relative returns.

The Emerging Eastern Europe region led by the Czech Republic (+25.3%, Index return), Russia (+17.9%) and Hungary (+9.1%) gained 12.5% during the six months ending June 30, 2002. Performance in the region was supported by positive regional economic data, improved earnings outlook, merger activity within the banking sector and regional currency strength. Year-to-date, Emerging Eastern Europe markets have outperformed both the developed markets (MSCI World) and the S&P 500 returns of -8.8% and -13.2%, respectively.

Despite the global market sell off, Russia, led by oil stocks, remained relatively resilient during the six months ending June 30, 2002 by returning a relatively strong 17.9%. The oil and gas industry, which dominates the MSCI Russia Index, in terms of market capitalization, gained 32.3% during the period in review. The profit outlook for oil producers improved, following the increase in the price of Brent crude oil and the Russian government's decision to begin removing oil export restrictions that have hurt profits to its oil companies. Adding to optimism was news of improved corporate governance from the country's largest natural gas producer and the second largest oil producer. From a macro perspective, higher oil prices and production are combining to provide a huge financial stimulus for the Russian economy. Led by President Putin, the growing geo-political importance of Russia bodes well for political ties, the economy and further foreign direct investment (FDI) flows. Financial stocks led gains within Hungary, the Czech Republic and Poland due in part to increased consolidation in the banking industry and on optimism of lower interest rates due to EU convergence. Consumer stocks in the Czech Republic and pharmaceuticals in Hungary were also strong performers. Adding to overall strength, Central European currencies, helped by the strength in the Euro, gained against the dollar, which ranged from a marginal 1.4% gain in the Polish zloty to a 19.9% gain in the Czech koruna. Improving current accounts and expectations of further FDI flows have supported Central European currencies, while concerns over the sustainability of the U.S. current account deficit against a backdrop of poor corporate profitability have hit the dollar.

MARKET OUTLOOK

In Russia, strong structural reform trends, stronger inward FDI flows and modestly higher oil prices are all supporting economic growth. Despite the market's recent rally, Russia remains one of our favorite countries. In February, the Standard & Poors revised Russia's credit rating outlook to positive from stable. This is the result of strong reform dynamics that have reduced vulnerabilities, particularly to oil-price fluctuations. Proactive debt management has also diminished the government's financing needs for the immediate future. Hungary remains the most attractive of the Central European convergence plays. We remain relatively positive due to strong domestic consumption, positive FDI flows, improving fundamentals and low valuations. We are neutral to the Czech Republic and remain underweight in Poland due to lower growth prospects and relative valuations.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director

                                                                       July 2002

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        JUNE 31, 2002

INVESTMENT SUMMARY

Historical Information (Unaudited)

                                                                   TOTAL RETURN (%)
                                ----------------------------------------------------------------------------------
                                       MARKET VALUE(1)            NET ASSET VALUE(2)              INDEX(3)
                                ----------------------------------------------------------------------------------
                                                     AVERAGE                    AVERAGE                    AVERAGE
                                CUMULATIVE            ANNUAL    CUMULATIVE       ANNUAL     CUMULATIVE      ANNUAL
------------------------------------------------------------------------------------------------------------------
Year to Date                         13.94%               --         13.10%          --          11.05%         --
One Year                             27.82             27.82%        26.31        26.31%         20.82       20.82%
Five Year                           (28.21)            (6.41)       (18.72)       (4.06)        (31.23)      (7.21)
Since Inception*                      9.37              1.57         26.42         4.16          11.29        1.88

Past performance is not predictive of future performance.

[CHART]

                        MORGAN STANLEY            RUSSIA (MOSCOW TIMES 50) AND NEW       RUSSIA AND NEW
                  EASTERN EUROPE FUND, INC.(2)      EUROPE BLENDED COMPOSITE(3)        EUROPE COMPOSITE(3)
1996                        4.18%                            9.25%
1997                       48.19%                           48.23%
1998                      -50.62%                                                            -57.84%
1999                       61.11%                                                             67.30%
2000                      -22.47%                                                            -20.22%
2001                       17.41%                                                              9.97%
Six Months Ended
June 30, 2002              13.10%                                                             11.05%

Returns and Per Share Information

                                                                                                SIX MONTHS
                                                                                                   ENDED
                                                     YEAR ENDED DECEMBER 31,                      JUNE 30,
                                    -----------------------------------------------------------------------
                                      1996*      1997      1998      1999      2000      2001        2002
-----------------------------------------------------------------------------------------------------------
Net Asset Value Per Share           $ 20.77   $ 26.59   $ 12.65   $ 20.38   $ 15.80   $ 18.55     $ 20.98
-----------------------------------------------------------------------------------------------------------
Market Value Per Share              $ 18.00   $ 23.88   $  9.81   $ 16.88   $ 12.19   $ 15.93     $ 18.15
-----------------------------------------------------------------------------------------------------------
Premium/(Discount)                    (13.3)%   (10.2)%   (22.4)%   (17.2)%   (22.8)%   (14.1)%     (13.5)%
-----------------------------------------------------------------------------------------------------------
Income Dividends                    $  0.07        --        --        --        --        --          --
-----------------------------------------------------------------------------------------------------------
Capital Gains Distributions              --   $  3.68   $  0.67        --        --        --          --
-----------------------------------------------------------------------------------------------------------
Fund Total Return(2)                   4.18%    48.19%   (50.62)%   61.11%   (22.47)%   17.41%      13.10%
-----------------------------------------------------------------------------------------------------------
Index Total Return(3)                  9.25%    48.23%   (57.84)%   67.30%   (20.22)%    9.97%      11.05%
-----------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) Since January 1, 1998, the Fund's performance has been compared with the Morgan Stanley Capital International (MSCI) Emerging Markets Eastern Europe Index. The Index is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. For the period from the commencement of operations through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. The composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index.
  * The Fund commenced operations on September 30, 1996.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

                                      MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                      JUNE 30, 2002 (UNAUDITED)

PORTFOLIO SUMMARY

Allocation of Total Investments

[CHART]

                   ------------------------------------
                   Equity Securities               96.8%
                   Short-Term Investments           3.2
                   ------------------------------------

Industries

[CHART]

                   ------------------------------------
                   Integrated Oil & Gas            30.8%
                   Oil & Gas Exploration &
                    Production                     22.5
                   Diversified Telecommunications
                    Services                       12.5
                   Banks                           12.0
                   Metals & Mining                  7.5
                   Electric Utilities               6.3
                   Pharmaceuticals                  3.4
                   IT consulting & Services         2.0
                   Other                            3.0
                   ------------------------------------

Country Weightings

[CHART]

                   -------------------------------------
                   Russia                          65.2%
                   Hungary                         14.4
                   Poland                          12.4
                   Czech Republic                   5.5
                   Other                            2.5
                   -------------------------------------

Ten Largest Holdings*

                                             PERCENT OF
                                             NET ASSETS
-------------------------------------------------------
 1. LUKoil Holdings (Russia)                     25.1%
 2. Surgutneftegaz (Russia)                      17.1
 3. Norilsk Nickel (Russia)                       5.9
 4. Gazprom (Russia)                              5.5
 5. Matav Rt. (Hungary)                           5.2
 6. Unified Energy System (Russia)                5.1
 7. OTP Bank Rt. (Hungary)                        5.0
 8. Bank Pekao (Poland)                           4.1
 9. Telekomunikacja Polska SA (Poland)            4.1
10. Yukos (Russia)                                3.0
                                                 ----
                                                 80.1%
                                                 ====

    *Excludes Short-Term Investments

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        FINANCIAL STATEMENTS
                                        JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                           VALUE
                                                          SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.5%)
(UNLESS OTHERWISE NOTED)
================================================================================
CZECH REPUBLIC (5.5%)
BANKS
  Komercni Banka AS                                       44,000 (a) $     2,237
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Cesky Telecom AS                                       136,500 (a)       1,118
--------------------------------------------------------------------------------
ELECTRIC UTILITIES
  CEZ AS                                                 318,800             935
--------------------------------------------------------------------------------
                                                                           4,290
================================================================================
HUNGARY (14.4%)
BANKS
  OTP Bank Rt.                                           354,042           2,798
  OTP Bank Rt. GDR                                        64,550           1,078
--------------------------------------------------------------------------------
                                                                           3,876
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Matav Rt.                                              778,060           2,501
  Matav Rt. ADR                                           97,329           1,557
--------------------------------------------------------------------------------
                                                                           4,058
--------------------------------------------------------------------------------
INTEGRATED OIL & GAS
  MOL Magyar Olaj-es Gazipari
    Rt.                                                    5,419             103
  MOL Magyar Olaj-es Gazipari
    Rt. GDR                                               33,300             616
--------------------------------------------------------------------------------
                                                                             719
--------------------------------------------------------------------------------
PHARMACEUTICALS
  EGIS Rt.                                                17,700           1,033
  Gedeon Richter Rt.                                      27,583           1,587
--------------------------------------------------------------------------------
                                                                           2,620
--------------------------------------------------------------------------------
                                                                          11,273
================================================================================
POLAND (12.4%)
BANKS
  Bank Pekao SA                                          140,881           3,233
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telekomunikacja Polska SA
    GDR                                                1,171,970 (a)       3,200
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES
  Prokom Software SA                                      28,070 (a)       1,030
  Prokom Software SA GDR                                  29,890 (a)         546
--------------------------------------------------------------------------------
                                                                           1,576
--------------------------------------------------------------------------------
MEDIA
  Agora SA                                                31,500 (a)         434
--------------------------------------------------------------------------------
METALS & MINING
  KGHM Polska Miedz SA                                   389,324 (a)       1,266
--------------------------------------------------------------------------------
                                                                           9,709
================================================================================
RUSSIA (65.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES
  Mustcom                                              9,526,809 (b) $     1,391
--------------------------------------------------------------------------------
ELECTRIC UTILITIES
  Unified Energy System                               11,814,146     $     1,179
  Unified Energy System GDR                              284,890           2,797
--------------------------------------------------------------------------------
                                                                           3,976
--------------------------------------------------------------------------------
INTEGRATED OIL & GAS
  LUKoil Holdings                                        292,900           4,750
  LUKoil Holdings ADR                                    229,116          14,864
  Sibneft ADR                                             84,100 (a)       1,485
  Yukos ADR                                               16,700           2,308
--------------------------------------------------------------------------------
                                                                          23,407
--------------------------------------------------------------------------------
METALS & MINING
  Norilsk Nickel ADR                                     221,332 (a)       4,620
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION
  Gazprom ADR                                            259,800           4,261
  Surgutneftegaz ADR
    (Preferred)                                           86,500           1,829
  Surgutneftegaz ADR                                     592,669          11,513
--------------------------------------------------------------------------------
                                                                          17,603
--------------------------------------------------------------------------------
                                                                          50,997
================================================================================
TOTAL COMMON STOCKS
  (Cost $75,569)                                                          76,269
================================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.2%)
================================================================================
UNITED STATES (3.2%)
REPURCHASE AGREEMENT
  J.P. Morgan Securities Inc., 1.95%, dated
    6/28/02, due 7/01/02
  (Cost $2,493)                                       $    2,493 (c)       2,493
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        FINANCIAL STATEMENTS
                                        JUNE 30, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
  (Cost $78,062)                                                     $    78,762
================================================================================

                                                           VALUE
                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS (4.6%)
  Receivable for Investments
    Sold                                              $    2,663
  Dividends Receivable                                       893
  Tax Reclaim Receivable                                      47
  Other                                                       14           3,617
================================================================================
LIABILITIES (-5.3%)
  Payable For:
    Investments Purchased                                 (3,766)
    Investment Advisory Fees                                (109)
    Bank Overdraft                                          (100)
    Custodian Fees                                           (52)
    Stockholder Reporting Expenses                           (28)
    Directors' Fees and Expenses                             (24)
    Professional Fees                                        (24)
    Administrative Fees                                      (15)
  Other Liabilities                                          (35)         (4,153)
================================================================================
NET ASSETS (100%)
  Applicable  to  3,729,088, issued  and  outstanding
    $0.01 par value  shares (100,000,000 shares
    authorized)                                                      $    78,226
================================================================================
NET ASSET VALUE PER SHARE                                            $     20.98
================================================================================
AT JUNE 30, 2002, NET ASSETS CONSISTED OF:

  Common Stock                                                                37
  Paid-in Capital                                                         77,927
  Undistributed Net Investment Income (Loss)                                 371
  Accumulated Net Realized Gain (Loss)                                      (786)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency Translations                            677
================================================================================
TOTAL NET ASSETS                                                     $    78,226
================================================================================

(a) -- Non-income producing.
(b) -- Investments valued at fair value - see Note A-1 to financial statements. At June 30, 2002, the Portfolio held $1,391,000 of fair-valued securities, representing 1.8% of net assets.
(c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                        CLASSIFICATION -- JUNE 30, 2002

                                                                         PERCENT
                                                           VALUE          OF NET
INDUSTRY                                                   (000)          ASSETS
--------------------------------------------------------------------------------
Banks                                                 $    9,346            12.0%
Diversified Telecommunication Services                     9,767            12.5
Electric Utilities                                         4,911             6.3
Integrated Oil & Gas                                      24,126            30.8
IT Consulting & Services                                   1,576             2.0
Metals & Mining                                            5,886             7.5
Oil & Gas Exploration & Production                        17,603            22.5
Pharmaceuticals                                            2,620             3.4
Other                                                      2,927             3.7
--------------------------------------------------------------------------------
                                                      $   78,762           100.7%
================================================================================

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        FINANCIAL STATEMENTS

                                                                                                    SIX MONTHS
                                                                                                         ENDED
                                                                                                      JUNE 30,
                                                                                                          2002
                                                                                                   (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                  (000)
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $75 foreign taxes withheld)                                                       $  1,287
  Interest                                                                                                  13
==============================================================================================================
    TOTAL INCOME                                                                                         1,300
==============================================================================================================
EXPENSES
  Investment Advisory Fees                                                                                 643
  Custodian Fees                                                                                            95
  Administrative Fees                                                                                       67
  Professional Fees                                                                                         39
  Stockholder Reporting Expenses                                                                            23
  Transfer Agent Expense                                                                                     5
  Directors' Fees and Expenses                                                                               1
  Other Expenses                                                                                            29
==============================================================================================================
    TOTAL EXPENSES                                                                                         902
==============================================================================================================
      NET INVESTMENT INCOME (LOSS)                                                                         398
==============================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                                           12,166
  Foreign Currency Transactions                                                                            (25)
==============================================================================================================
    NET REALIZED GAIN (LOSS)                                                                            12,141
==============================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                           (3,544)
  Foreign Currency Translations                                                                            (23)
==============================================================================================================
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                    (3,567)
==============================================================================================================
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                                                                         8,574
==============================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     $  8,972
==============================================================================================================

                                                                        SIX MONTHS ENDED
                                                                           JUNE 30, 2002            YEAR ENDED
                                                                             (UNAUDITED)     DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                                 (000)                 (000)
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Income (Loss)                                              $        398          $       (804)
  Net Realized Gain (Loss)                                                        12,141                (6,058)
  Change in Unrealized Appreciation (Depreciation)                                (3,567)               16,355
==============================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                8,972                 9,493
==============================================================================================================
Capital Share Transactions:
  Shares Repurchased (69,720 shares and 359,240 shares, respectively)             (1,211)               (4,728)
==============================================================================================================
  TOTAL INCREASE (DECREASE)                                                        7,761                 4,765
==============================================================================================================
Net Assets:
  Beginning of Period                                                             70,465                65,700
==============================================================================================================
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF
    $371 AND $(27), RESPECTIVELY)                                           $     78,226          $     70,465
==============================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                                 SIX MONTHS
                                                    ENDED                    YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2002   ----------------------------------------------------
                                                 (UNAUDITED)        2001       2000       1999       1998       1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    18.55   $  15.80    $ 20.38   $  12.65   $  26.59   $  20.77
--------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                             0.11      (0.21)     (0.32)     (0.34)     (0.17)     (0.38)
Net Realized and Unrealized Gain (Loss) on
  Investments                                            2.27       2.71      (4.51)      7.91     (13.21)      9.88
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     2.38       2.50      (4.83)      7.57     (13.38)      9.50
--------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
  Net Realized Gain                                        --         --         --         --      (0.67)     (3.68)
--------------------------------------------------------------------------------------------------------------------
Anti--Dilutive Effect of Shares Repurchased              0.05       0.25       0.25       0.16       0.11         --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    20.98   $  18.55    $ 15.80   $  20.38   $  12.65   $  26.59
====================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD              $    18.15   $  15.93    $ 12.19   $  16.88   $   9.81   $  23.88
====================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                          13.94%+    30.71%    (27.78)%    71.98%    (57.34)%    53.53%
  Net Asset Value (1)                                   13.10%+    17.41%    (22.47)%    61.11%    (50.62)%    48.19%
====================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)              $   78,226   $ 70,465    $65,700   $ 90,879   $ 60,309   $133,071
--------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                  2.25%*     2.42%      2.25%      2.51%      2.51%      2.50%

Ratio of Net Investment Income (Loss)
  to Average Net Assets                                  1.00%*    (1.29%)    (1.53)%    (2.25)%    (0.89)%    (1.27)%
Portfolio Turnover Rate                                    69%+      150%       123%       161%        96%        71%
--------------------------------------------------------------------------------------------------------------------

+    Not annualized
*    Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

     Morgan Stanley Eastern Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any), and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six months ended June 30, 2002, the Fund's investments in the derivative instruments described above included foreign currency exchange contracts only.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to stockholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

B. ADVISER: Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.60% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate
J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the six months ended June 30, 2002, the Fund made purchases and sales totaling approximately $52,138,000 and $53,528,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2002, the U.S. Federal income tax cost basis of investments (excluding foreign currency if applicable) was $78,062,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $700,000 of which $10,412,000 related to appreciated securities and $9,712,000 related to depreciated securities. At December 31, 2001, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $10,950,000 available to offset future capital gains, of which $3,133,000 will expire on December 31, 2006 and $7,817,000 will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October currency losses of $13,000 and post-October capital losses of $103,000.

For the six months ended June 30, 2002, the Fund incurred $21,000 of brokerage commissions with Morgan Stanley & Co., an affiliate of the Adviser.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to smaller size, lesser liquidity and greater volatility, certain securities' markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2002, the deferred fees payable under the Plan, totaled $24,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares traded from their net asset value. During the six months ended June 30, 2002, the Fund repurchased 69,720 of its shares at an average discount of 14.06% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,308,660 of its shares at an average discount of 17.13% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

                                        JUNE 30, 2002 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS (CONT'D)

such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

F. SUPPLEMENTAL PROXY INFORMATION:

The Annual Meeting of the Stockholders of the Fund was held on June 6, 2002. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
---------

1. To elect the following Directors:

                                       VOTES IN     VOTES
                                       FAVOR OF     AGAINST
------------------------------------------------------------
Ronald E. Robison                      3,013,312    415,682
Joseph J. Kearns                       3,404,112     24,882
Michael Nugent                         3,401,612     27,382
Fergus Reid                            3,013,312    415,682

                                        MORGAN STANLEY EASTERN EUROPE FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Eastern Europe Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, NY 10030
1-800-278-4353

14